EXHIBIT (16)


                      FIRST AMERICAN INVESTMENT FUNDS, INC.

                                POWER OF ATTORNEY


         KNOW ALL PERSONS BY THESE PRESENTS, that each of the undersigned hereby appoints Jeffery M. Wilson, Robert H. Nelson and James L. Chosy, and each and any of them, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in his or her capacity as director or officer, or both, to execute a Registration Statement of First American Investment Funds, Inc. on Form N-14 pursuant to the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the "Acts"), and all instruments necessary or incidental in connection therewith pursuant to said Acts and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, and to file the same with the Securities and Exchange Commission, and each and any of said attorneys-in-fact and agents shall have full power and authority, to do and perform in the name and on behalf of the undersigned in any and all capacities, every act whatsoever requisite or necessary to be done, as fully and to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or each and any of them, may lawfully do or cause to be done by virtue hereof.

Dated: February 21, 2002


/s/ Robert J. Dayton                       /s/ Roger A. Gibson
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Robert J. Dayton                           Roger A. Gibson


/s/ Andrew M. Hunter III                   /s/ Leonard W. Kedrowski
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Andrew M. Hunter III                       Leonard W. Kedrowski


/s/ Richard K. Riederer                    /s/ Joseph D. Strauss
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Richard K. Riederer                        Joseph D. Strauss


/s/ Virginia L. Stringer                   /s/ James M. Wade
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Virginia L. Stringer                       James M. Wade


   /s/ John M. Murphy, Jr.
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John M. Murphy, Jr.